Exhibit 99.1

Media Release

FOR IMMEDIATE RELEASE	Contacts:	Janice McDill, 312.698.6707
janice.mcdill@grubb-ellis.com

Jill Swartz, 714.667.8252, ext. 251
jill.swartz@grubb-ellis.com
Grubb & Ellis Company Completes Merger with
NNN Realty Advisors, Inc.
SANTA ANA, Calif., (Dec. 10, 2007) — Grubb & Ellis Company (NYSE: GBE) today announced that it has completed its merger with NNN Realty Advisors, Inc., creating a real estate services and investment management firm that will be better positioned to more effectively compete in an increasingly global commercial real estate industry. The company retains the Grubb & Ellis name and continues to be listed on the New York Stock Exchange under the ticker symbol “GBE.”
     “The merger combines one of the largest and most recognized commercial real estate services providers with one of the most innovative and successful sponsors of real estate investment programs, creating a new Grubb & Ellis poised to pursue growth and to provide a broader range of services to a global client base,” said newly appointed Grubb & Ellis President and Chief Executive Officer Scott D. Peters. “This merger combines two complementary firms to create a new company that is greater than the sum of its parts.”
     Peters added, “Grubb & Ellis has exceptional name recognition and a nationwide presence. NNN Realty Advisors’ investment platforms can leverage the Grubb & Ellis brand and maximize the traditional services offered by the company. Together, the new Grubb & Ellis is a greater, stronger and more dynamic company.”
     The combined entity produces recurring annual cash flow for future growth and expects to pay an annual dividend of $0.41 per share to stockholders. Grubb & Ellis will now report its financial results on a calendar year basis, rather than on a fiscal year basis.
- more -
Grubb & Ellis Company
1551 N. Tustin Avenue Suite 300 Santa Ana, CA 92705 714.667.8252

2 — 2 — 2
12/10/07
Grubb & Ellis Company Completes Merger with NNN Realty Advisors, Inc.
     “The merger with NNN Realty Advisors is a transformational event in the 50-year history of Grubb & Ellis,” said Tony Thompson, the new chairman of Grubb & Ellis Company. “This is essentially the creation of a new company that is equipped to pursue both domestic and international growth in order to better serve our clients and investors throughout the globe.”
     C. Michael Kojaian, former chairman of Grubb & Ellis, who remains on the board of directors and the company’s single largest stockholder said, “Joining forces with NNN Realty Advisors allows Grubb & Ellis to build a global real estate services and investment management company that can offer its clients integrated solutions, its employees expanded professional opportunities and its stockholders consistent long-term earnings growth.”
     As a result of the merger, Triple Net Properties, one of the nation’s leading sponsors of securitized 1031 tenant-in-common (TIC) exchange programs, and NNN Capital Corp., a registered broker-dealer, are now indirect wholly owned subsidiaries of Grubb & Ellis Company.
     Grubb & Ellis will assume sponsorship of the two public non-traded real estate investment trusts formerly sponsored by NNN Realty Advisors, NNN Healthcare/Office REIT, Inc. and NNN Apartment REIT, Inc. The REITs will be renamed Grubb & Ellis Healthcare REIT and Grubb & Ellis Apartment REIT respectively, in order to leverage the well-established brand name of their new sponsor.
     The merger agreement was initially announced on May 22, 2007 and approved by a vote of stockholders of both companies on December 6, 2007. Under the terms of the merger agreement, NNN Realty Advisors common stockholders received 0.88 shares of newly issued Grubb & Ellis common stock for each share of NNN Realty Advisors common stock.
     Upon the close of the merger, the combined company expanded its board of directors to nine members from six. Company headquarters have relocated to Santa Ana, California.
- more -

3 — 3 — 3
12/10/07
Grubb & Ellis Company Completes Merger with NNN Realty Advisors, Inc.
About Grubb & Ellis
Grubb & Ellis Company (NYSE: GBE) is one of the largest and most respected commercial real estate services companies. With more than 130 owned and affiliate offices worldwide, Grubb & Ellis offers property owners, corporate occupants and investors comprehensive integrated real estate solutions, including transaction, management, consulting and investment advisory services supported by proprietary market research and extensive local market expertise.
Grubb & Ellis and its subsidiaries are leading sponsors of real estate investment programs that provide individuals and institutions the opportunity to invest in a broad range of real estate investment vehicles, including tax-deferred 1031 tenant-in-common (TIC) exchanges, public non-traded real estate investment trusts (REITs) and real estate investment funds. As of September 30, 2007, nearly $3 billion in investor equity has been raised for these investment programs. The company and its subsidiaries currently manage a growing portfolio of more than 214 million square feet of real estate. In 2007, Grubb & Ellis was selected from among 15,000 vendors as Microsoft Corporation’s Vendor of the Year. For more information regarding Grubb & Ellis Company and the merger, please visit www.grubb-ellis.com.
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES.
FORWARD-LOOKING LANGUAGE
This press release contains “forward-looking statements” within the meaning of Private Securities Litigation Reform Act of 1995. Any statement in this press release about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward looking statements. Such statements include, but are not limited to, statements about the benefits of the merger involving NNN Realty Advisors and Grubb & Ellis, including the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services. Any forward-looking statements are based upon the current beliefs and expectations of NNN Realty Advisors’ and Grubb & Ellis’ management and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements of transactions of Grubb & Ellis, NNN Realty Advisors and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: changes in NNN Realty Advisors’ results of operations; uncertainties relating to the implementation of the NNN Realty Advisors’ real estate investment and asset management strategies; changes in general economic and real estate conditions; the failure to realize synergies and cost-savings from the transaction or delay in the realization thereof; the inability to combine the businesses of NNN Realty Advisors and Grubb & Ellis successfully, or that such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; increased operating costs and business disruption following the merger, including adverse effects on employee retention and on business relationships with third parties; the ability to obtain governmental approvals of the transaction on a timely basis; the effects of general and local economic and real estate conditions; reliance on the largest stockholders as well as other key executive officers, the loss of any such key executive officers or the failure to hire and retain qualified employees; and the ability to expand the Grubb & Ellis footprint internationally.
Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission, including the companies’ joint proxy statement/prospectus. Any forward looking statements speak only as of the date on which they are made and the companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
###